Exhibit 32.2

 CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Milestone Scientific Inc. (“Milestone”) on Form 10-Q for the period ending March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arjan Haverhals  Chief Executive Officer of Milestone, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Milestone.

Date May 10, 2023

/s/ Peter Milligan
Peter Milligan Chief Financial Officer Principal Financial and Accounting Officer

A signed original of this certification has been provided to Milestone and will be retained by Milestone and furnished to the Securities and Exchange Commission or its staff upon request.